[LOGO OF PAINEWEBBER APPEARS HERE]




--------------------------------------------------------------------------------
RETIREMENT
MONEY FUND



JUNE 30, 19999




ANNUAL REPORT

PAINEWEBBER RETIREMENT MONEY FUND                                  ANNUAL REPORT


                                                                 August 20, 1999


Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Retirement Money Fund for the fiscal year ended June 30, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

The key market event in the first half of the fiscal year was the global financial crisis that began with Russia's default in August 1998. Money market mutual fund assets increased during the period as investors sought safety of principal. The Federal Reserve cut the federal funds rate by 0.75% to help restore confidence in the financial markets. At the same time, European central banks began cutting interest rates in preparation for the January 1, 1999, debut of the euro currency. Lower interest rates helped to calm the global financial markets, and rates declined across the short-term yield curve (maturities of one month to one year).

  During the second half of the fiscal year, inflation risk became the dominant theme driving bond yields. Interest rates rose as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases might not be offset by commodity deflation. At the end of the fiscal year, the Federal Reserve raised the federal funds rate by 0.25% to 5%.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND CHARACTERISTICS, JUNE 30, 1999

-------------------------------------------------------------
7-Day Current Yield                            4.32%

Weighted Average Maturity                     59 days

Net Assets                                  $5.1 billion
-------------------------------------------------------------

[GRAPHIC APPEARS HERE]

We remained slightly bullish on the fixed income markets during the first nine months of the Fund's fiscal year, expecting interest rates to remain unchanged. Since we did not expect major changes in rates, we kept the Fund's weighted average maturity slightly long, about 5-10 days above the average of its peer group. During the last three months of the fiscal year, we shortened the maturity to 3-5 days above the peer group average in anticipation of rising interest rates. We maintained our focus on top-tier credit quality instruments.

ANNUAL REPORT



OUTLOOK

  We are closely monitoring the market as Y2K approaches. It is likely that issues of new short-term debt will decrease toward year-end, limiting supplies and triggering price increases. Also, investors might seek safety by reducing their exposure to corporate credits and increasing their positions in U.S. government securities, precipitating a "flight to quality." To provide sufficient liquidity at year-end, we expect to maintain a position of about 20% in U.S. Government securities. However, this planned defensive posture may change in response to changing market circumstances as 1999 draws to a close.

  Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

  For a Quarterly Review on a fund in the PaineWebber Family of Funds/1/, please contact your Financial Advisor.

  Sincerely,



/s/ Margo Alexander                      /s/ Brian M. Storms
MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.



/s/ Dennis L. McCauley                   /s/ Susan P. Ryan
DENNIS L. MCCAULEY                       SUSAN P. RYAN
Chief Investment Officer--Fixed Income   Portfolio Manager
Mitchell Hutchins Asset Management Inc.  PaineWebber Retirement Money Fund

  This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended June 30, 1999, and refects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.





  /1/Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PaineWebber Retirement Money Fund                                  June 30, 1999
Statement of Net Assets

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates              Rates            Value
 ---------                            -------------------- ---------------   --------------
 U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS - 18.08%
 $  45,000 Federal Farm Credit
            Bank...................   07/01/99 to 07/29/99 4.800 to 5.589%*  $   44,985,421
    20,000 Federal Farm Credit
            Bank...................         08/27/99            4.680            19,851,800
   182,645 Federal Home Loan Bank..   08/18/99 to 05/24/00 4.700 to 5.210       182,501,653
    71,000 Federal Home Loan Bank..   07/01/99 to 07/07/99 4.630 to 5.399*       70,988,900
   157,990 Federal Home Loan
            Mortgage Corporation...   07/15/99 to 09/03/99 4.750 to 4.850       157,467,107
    39,000 Federal Home Loan
            Mortgage Corporation...         07/07/99            5.389*           39,008,915
   124,620 Federal National
            Mortgage Association...   07/01/99 to 08/24/99 4.690 to 4.920       124,362,907
   188,000 Student Loan Marketing
            Association............   07/01/99 to 07/07/99 4.670 to 5.639*      187,993,616
    95,000 United States Treasury
            Bills..................   10/14/99 to 01/06/00 3.850 to 4.260        93,192,444
                                                                             --------------
 Total U.S. Government and Agency
 Obligations (cost - $920,352,763)..                                            920,352,763
                                                                             --------------
 BANK NOTES (DOMESTIC) - 4.56%
    45,000 Comerica Bank N.A.
            Detroit................   07/01/99 to 07/29/99 4.884 to 4.890*       44,988,343
    25,000 FCC National Bank.......         01/31/00            4.950            25,000,000
    67,000 First Tennessee Bank
            N.A.--Memphis..........   01/14/00 to 04/12/00 5.100 to 5.210        67,000,000
    95,000 First Tennessee Bank
            N.A.--Memphis..........   07/01/99 to 07/07/99 4.875 to 5.449*       95,000,000
                                                                             --------------
 Total Bank Notes (cost -
  $231,988,343).....................                                            231,988,343
                                                                             --------------
 CERTIFICATES OF DEPOSIT - 15.56%
 Euro - 0.69%
    35,000 Bank of Scotland........         07/06/99            4.890            35,000,042
                                                                             --------------
 Yankee - 14.88%
    15,000 ABN AMRO Bank NV .......         02/14/00            5.045            14,992,900
    15,000 Bank of Montreal .......         05/03/00            5.160            14,994,533
    22,000 Bank of Nova Scotia.....         03/03/00            5.340            22,015,207
    20,000 Barclays Bank PLC.......         07/01/99           4.890*            19,991,269
    20,000 Bayerische Hypotheken
            und Wechsel Bank.......         07/13/00           4.908*            19,992,240
    13,000 Bayerische Landesbank
            Girozentrale...........         07/23/99            5.650            12,999,324
    94,000 Canadian Imperial Bank
            of Commerce............   02/07/00 to 04/12/00 5.010 to 5.200        93,992,896
    50,000 Lloyds Bank PLC.........   07/14/99 to 10/05/99 4.900 to 4.965        50,000,000
    40,000 National Bank of Canada.         07/20/99       5.680 to 5.700        39,998,934
    68,000 National Westminster
            Bank PLC...............   01/07/00 to 07/03/00 4.980 to 5.530        67,996,016
    36,000 Rabobank Nederland......   07/30/99 to 01/07/00 4.990 to 5.640        35,994,810
    62,800 Royal Bank of Canada....         07/01/99       4.890 to 4.895*       62,778,357
    24,500 Societe Generale........   07/02/99 to 07/14/99 5.670 to 5.730        24,499,841
   133,000 Svenska Handelsbanken...   02/16/00 to 05/22/00 5.063 to 5.280       132,961,694
    30,000 Toronto-Dominion Bank...         07/01/99           4.885*            29,987,362
    61,400 Toronto-Dominion Bank...   07/26/99 to 04/17/00 4.990 to 5.650        61,391,451
    52,700 Westpac Banking
            Corporation ...........   03/31/00 to 04/17/00 5.065 to 5.165        52,684,259
                                                                             --------------
                                                                                757,271,093
                                                                             --------------
 Total Certificates of Deposit
 (cost - $792,271,135)..............                                            792,271,135
                                                                             --------------
 COMMERCIAL PAPER@ - 55.52%
 Asset Backed - Auto & Truck - 0.43%
    22,000 New Center Asset Trust..         07/01/99            5.500            22,000,000
                                                                             --------------
 Asset Backed - Banking - 2.27%
   105,000 Atlantis One Funding
            Corporation............   07/28/99 to 09/24/99 4.800 to 4.870       104,288,529
    11,425 Woodstreet Funding
            Corporation............   07/02/99 to 07/27/99 4.900 to 5.100        11,413,087
                                                                             --------------
                                                                                115,701,616
                                                                             --------------
 Asset Backed - Credit Cards - 0.55%
    28,000 Riverwoods Funding
            Corporation............         07/26/99            5.020            27,902,389
                                                                             --------------
 Asset Backed - Finance - 1.93%
    49,500 Beta Finance
            Incorporated...........   07/15/99 to 02/04/00 4.820 to 4.940        48,398,671
    50,000 CC (USA), Incorporated..         07/12/99            4.830            49,926,208
                                                                             --------------
                                                                                 98,324,879
                                                                             --------------

PaineWebber Retirement Money Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates           Value
 ---------                            -------------------- --------------  --------------
 COMMERCIAL PAPER@ - (continued)
 Asset Backed - Miscellaneous -
  7.69%
 $  75,000 Asset Securitization
            Cooperative
            Corporation............   07/01/99 to 07/06/99 4.850 to 5.500% $   74,966,320
    72,885 Falcon Asset
            Securitization
            Corporation............   07/06/99 to 07/21/99 4.860 to 5.030      72,782,685
    32,300 Preferred Receivables
            Funding Corporation....   07/01/99 to 08/12/99     4.830           32,271,825
   112,119 Quincy Capital
            Corporation............   07/06/99 to 08/04/99 4.820 to 5.020     111,827,929
    34,777 Triple-A One Funding
            Corporation............   07/12/99 to 07/19/99 4.930 to 5.110      34,711,455
    65,000 Variable Funding Capital
            Corporation............   07/01/99 to 07/19/99 5.020 to 5.560      64,949,800
                                                                           --------------
                                                                              391,510,014
                                                                           --------------
 Auto & Truck - 9.38%
   102,863 BMW US Capital
            Incorporated...........   07/01/99 to 07/28/99 4.860 to 5.650     102,764,661
   115,000 DaimlerChrysler N. A.
            Holding Corporation....   07/09/99 to 07/22/99 4.810 to 5.020     114,762,672
   148,000 Ford Motor Credit
            Company................   07/08/99 to 07/28/99 4.810 to 5.000     147,761,994
    50,000 General Motors
            Acceptance Corporation.         07/26/99           5.010           49,826,042
    62,605 PACCAR Financial
            Corporation............   07/01/99 to 08/02/99 4.810 to 4.960      62,467,827
                                                                           --------------
                                                                              477,583,196
                                                                           --------------
 Banking - Domestic - 2.45%
    20,000 BBL North America
            Funding Corporation....         08/11/99           4.810           19,890,439
    30,000 Cregem North America
            Incorporated...........         07/06/99           4.820           29,979,917
    25,000 Den Danske Corporation..         07/26/99           5.030           24,912,673
    20,000 Morgan (J.P.) & Company
            Incorporated...........         07/07/99           4.820           19,983,933
    30,000 Nordbanken North America
            Incorporated...........         07/22/99           4.810           29,915,825
                                                                           --------------
                                                                              124,682,787
                                                                           --------------
 Banking - Foreign - 2.72%
    25,000 Banque et Caisse
            d'Epargne de L'Etat....         07/07/99           4.830           24,979,875
    39,000 Bayerische Hypotheken
            und Wechsel Bank.......         04/28/00           5.150           38,977,011
    75,000 Nationwide Building
            Society................   08/04/99 to 08/11/99     4.820           74,607,036
                                                                           --------------
                                                                              138,563,922
                                                                           --------------
 Broker - Dealer - 5.94%
    20,000 Bear Stearns Companies
            Incorporated...........         08/09/99           4.920           19,893,400
    93,000 Goldman Sachs Group
            L.P....................   07/20/99 to 07/27/99     4.980           92,726,515
   120,000 Merrill Lynch & Company
            Incorporated...........   07/14/99 to 07/22/99 4.810 to 5.030     119,678,831
    25,000 Morgan Stanley, Dean
            Witter & Company ......         07/01/99           5.110*          25,000,000
    45,000 Morgan Stanley, Dean
            Witter & Company.......   07/12/99 to 07/16/99 4.800 to 4.970      44,918,896
                                                                           --------------
                                                                              302,217,642
                                                                           --------------
 Business Services - 0.39%
    20,000 Xerox Capital PLC.......         07/22/99           5.000           19,941,667
                                                                           --------------
 Chemicals - 0.49%
    25,000 Henkel Corporation......         08/10/99           4.800           24,866,667
                                                                           --------------
 Computers - 0.78%
    40,000 IBM Credit Corporation..         07/20/99           4.980           39,894,866
                                                                           --------------
 Consumer Products - 1.16%
    58,901 Kimberly Clark
            Corporation............   07/09/99 to 07/19/99 4.970 to 5.000      58,797,089
                                                                           --------------
 Drugs & Health Care - 3.46%
    21,700 Abbott Laboratories.....         07/22/99           5.200           21,634,176
    25,000 Glaxo Wellcome PLC......         08/10/99           4.800           24,866,667
   129,745 Pfizer Incorporated.....   07/06/99 to 07/22/99 4.850 to 4.960     129,482,789
                                                                           --------------
                                                                              175,983,632
                                                                           --------------
 Electronics - 1.55%
    44,200 Motorola Incorporated...   07/01/99 to 08/03/99 4.830 to 5.080      44,013,733
    35,135 Vermont American
            Corporation............   07/07/99 to 07/15/99 4.850 to 4.980      35,084,037
                                                                           --------------
                                                                               79,097,770
                                                                           --------------

PaineWebber Retirement Money Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates           Value
 ---------                            -------------------- --------------  --------------
 COMMERCIAL PAPER@ - (concluded)
 Energy - 1.85%
 $  25,000 Chevron USA
            Incorporated...........         07/19/99           5.010%      $   24,937,375
    69,400 Koch Industries
            Incorporated...........         07/1/99            5.520           69,400,000
                                                                           --------------
                                                                               94,337,375
                                                                           --------------
 Finance - Aircraft - 0.97%
    49,600 International Lease
            Finance Corporation....   07/08/99 to 08/09/99 4.800 to 4.850      49,501,396
                                                                           --------------
 Finance - Conduit - 1.27%
    20,000 ANZ Delaware
            Incorporated...........         07/26/99           4.800           19,933,333
    45,000 MetLife Funding
            Incorporated...........   07/21/99 to 07/29/99 4.980 to 5.190      44,850,100
                                                                           --------------
                                                                               64,783,433
                                                                           --------------
 Finance - Subsidiary - 1.57%
    80,000 National Australia
            Funding Incorporated...   07/12/99 to 08/04/99 4.800 to 5.020      79,784,129
                                                                           --------------
 Food, Beverage & Tobacco - 1.26%
    31,893 Coca Cola Company.......         07/23/99           4.950           31,796,523
    25,000 Diageo Capital PLC......         07/06/99           4.820           24,983,264
     7,200 Sara Lee Corporation....         07/01/99           4.830            7,200,000
                                                                           --------------
                                                                               63,979,787
                                                                           --------------
 Insurance - 0.79%
    40,000 Prudential Funding
            Corporation............         07/08/99           4.820           39,962,511
                                                                           --------------
 Insurance - Property/Casualty -
  0.10%
     4,950 A.I. Credit Corporation.         07/07/99           4.850            4,945,999
                                                                           --------------
 Manufacturing - Diversified - 0.59%
    30,000 BTR Dunlop Finance
            Incorporated...........         07/09/99           4.900           29,967,333
                                                                           --------------
 Metals & Mining - 0.49%
    25,000 Rio Tinto America
            Incorporated...........         07/08/99           4.825           24,976,545
                                                                           --------------
 Paper & Forest Products - 0.53%
    27,023 Weyerhaeuser Real Estate
            Company................   07/07/99 to 07/12/99 4.850 to 5.000      26,994,665
                                                                           --------------
 Telecommunications - 3.80%
    42,519 Ameritech Capital
            Funding Corporation....   07/06/99 to 07/13/99 4.850 to 4.900      42,461,567
    30,000 AT&T Capital
            Corporation............   07/27/99 to 07/29/99     4.790           29,890,895
    25,000 Bell Atlantic Financial
            Services Incorporated..         07/19/99           5.000           24,937,500
    96,478 BellSouth Capital
            Funding Corporation....   07/09/99 to 07/20/99 4.830 to 4.960      96,290,185
                                                                           --------------
                                                                              193,580,147
                                                                           --------------
 Utility - Electric - 1.11%
    57,350 Southern Company........   07/06/99 to 02/16/00 4.850 to 5.350      56,632,381
                                                                           --------------
 Total Commercial Paper (cost -
  $2,826,513,837)...................                                        2,826,513,837
                                                                           --------------
 SHORT-TERM CORPORATE OBLIGATIONS -
  4.80%
 Asset Backed - Finance - 0.39%
    20,000 Beta Finance
            Incorporated...........         07/15/99           5.700           20,000,000
                                                                           --------------
 Banking - Domestic - 0.90%
    13,000 Banc One Corporation....         07/01/99           4.870*          12,998,387
    25,000 Bank of New York
            Incorporated...........         07/07/99           5.389*          25,000,000
     7,755 Bankers Trust Company...         07/30/99           6.625            7,759,966
                                                                           --------------
                                                                               45,758,353
                                                                           --------------
 Broker - Dealer - 1.87%
    22,000 Bear Stearns Companies
            Incorporated...........   07/01/99 to 07/14/99 5.030 to 5.210*     22,000,651
    37,000 Lehman Brothers Holdings
            Incorporated...........   07/01/99 to 07/15/99 5.040 to 5.220*     37,007,120
    20,000 Merrill Lynch & Company
            Incorporated...........         07/01/99           4.850*          20,000,000
    16,000 Merrill Lynch & Company
            Incorporated...........         07/19/99           6.200           16,003,431
                                                                           --------------
                                                                               95,011,202
                                                                           --------------

PaineWebber Retirement Money Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates              Rates          Value
 ---------                            -------------------- --------------- --------------
 SHORT-TERM CORPORATE OBLIGATIONS -
  (concluded)
 Computers - 0.69%
  $10,000  IBM Credit Corporation..         07/07/99           5.680%      $    9,999,887
   25,000  IBM Credit Corporation..   09/15/99 to 09/16/99 5.094 to 5.105*     25,000,000
                                                                           --------------
                                                                               34,999,887
                                                                           --------------
 Finance - Diversified - 0.66%
   23,500  Associates Corporation
            of North America.......         07/29/99            5.097*         23,485,930
   10,000  Associates Corporation
            of North America.......         10/15/99            6.750          10,044,820
                                                                           --------------
                                                                               33,530,750
                                                                           --------------
 Insurance - 0.29%
   15,000  Prudential Funding
            Corporation............         07/07/99            5.509*         15,000,000
                                                                           --------------
 Total Short-Term Corporate
  Obligations (cost - $244,300,192).                                          244,300,192
                                                                           --------------
 TIME DEPOSIT - 1.20%
 Banking - Domestic - 1.20%
   61,281   First National Bank of
                Chicago (cost -
            $61,281,739)...........         07/01/99            5.500          61,281,739
                                                                           --------------
 Total Investments (cost -
   $5,076,708,009 which approximates
  cost for federal income tax
  purposes) - 99.72%................                                        5,076,708,009
 Other assets in excess of
  liabilities - 0.28%...............                                           14,230,360
                                                                           --------------
 Net Assets (applicable to
  5,092,797,100 shares of common
  stock
  outstanding at $1.00 per share) -
   100.00%..........................                                       $5,090,938,369
                                                                           ==============

--------
 *Variable rate securities-maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are the current rates as of June 30, 1999.
 @Interest rates shown are discount rates at date of purchase.

                       Weighted Average Maturity--59 Days

                 See accompanying notes to financial statements

PaineWebber Retirement Money Fund
Statement of Operations                         For the Year Ended June 30, 1999

Investment Income:
Interest.......................................................... $251,283,008
                                                                   ------------
Expenses:
Investment advisory and administration............................   19,032,089
Transfer agency and related services fees.........................    7,227,283
Distribution fees.................................................    5,983,366
Reports and notices to shareholders...............................      553,500
Custody and accounting............................................      483,198
Federal and state registration....................................      196,422
Insurance expense.................................................      108,568
Legal and audit...................................................      132,435
Directors' fees...................................................       10,500
Other expenses....................................................        2,627
                                                                   ------------
                                                                     33,729,988
                                                                   ------------
Net investment income.............................................  217,553,020
Net realized gains from investment transactions...................       55,106
                                                                   ------------
Net increase in net assets resulting from operations.............. $217,608,126
                                                                   ============

Statement of Changes in Net Assets

                                                 For the Years Ended June 30,
                                                 ------------------------------
                                                      1999            1998
                                                 --------------  --------------
From operations:
Net investment income..........................  $  217,553,020  $  201,955,156
Net realized gains (losses) from investment
 transactions..................................          55,106        (125,003)
                                                 --------------  --------------
Net increase in net assets resulting from oper-
 ations........................................     217,608,126     201,830,153
                                                 --------------  --------------
Dividends to shareholders from:
Net investment income..........................    (217,553,020)   (201,955,156)
                                                 --------------  --------------
Net increase in net assets from capital stock
 transactions..................................     899,864,885     268,390,274
                                                 --------------  --------------
Net increase in net assets.....................     899,919,991     268,265,271
Net assets:
Beginning of year..............................   4,191,018,378   3,922,753,107
                                                 --------------  --------------
End of year....................................  $5,090,938,369  $4,191,018,378
                                                 ==============  ==============



                 See accompanying notes to financial statements

Notes to Financial Statements
Organization and Significant Accounting Policies
 PaineWebber RMA Money Fund, Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Ex-change Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a se-ries mutual fund with three funds: PaineWebber Retirement Money Fund (the "Fund"), PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Gov-ernment Portfolio. The financial statements of PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Government Portfolio are not included here-in.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation and Accounting for Investments and Investment Income--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differ-ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Concentration of Risk
 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.
Investment Adviser and Administrator
 The Corporation's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with PaineWebber Incorporated ("PaineWebber"), under which PaineWebber serves as investment adviser and ad-ministrator of the Corporation and each of its series. In accordance with the Advisory Contract, the Fund pays PaineWebber an investment advisory and admin-istration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                          Annual
     Average Daily Net Assets                                              Rate
     ------------------------                                             ------
     Up to $1.0 billion.................................................. 0.50%
     In excess of $1.0 billion and up to $1.5 billion.................... 0.44
     Over $1.5 billion................................................... 0.36

 At June 30, 1999, the Fund owed PaineWebber $1,670,904 in investment advisory and administration fees.
 Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber, serves as sub-adviser and sub-ad-ministrator of the Fund pursuant to a Sub-Advisory and Sub-Administration Con-tract between PaineWebber and Mitchell Hutchins. In accordance with that con-tract, PaineWebber (not the Fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to PaineWebber under the Advisory Contract.

Distribution Plan
 PaineWebber is the distributor of the Fund's shares and the exclusive dealer for the sale of those shares. Under the plan of distribution, the Fund is au-thorized to pay PaineWebber a service fee, which is accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net as-sets. For the year ended June 30, 1999 PaineWebber was compensated for its services under the plan at an annual rate of 0.125% of the Fund's average daily net assets. At June 30, 1999, the Fund owed PaineWebber $528,806 in distribu-tion fees.
Transfer Agency and Related Services Fees
 PaineWebber provides transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended June 30, 1999, PaineWebber received approximately 51% of the total transfer agency and related services fees collected by PFPC, Inc. from the Fund.
Other Liabilities
 At June 30, 1999, the amount payable for dividends payable aggregate
$8,431,245.
Federal Tax Status
 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year sub-stantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
 At June 30, 1999, the Fund had a net capital loss carryforward of $1,858,732 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2007. To the extent that the losses are used to offset future capital gains, it is prob-able that the gains so offset will not be distributed.
Capital Stock
 There are 20 billion shares of $0.001 par value common stock authorized. Transactions in common stock, at $1.00 per share, were as follows:

                                                For the Years Ended June 30,
                                               --------------------------------
                                                    1999             1998
                                               ---------------  ---------------
     Shares sold..............................  19,511,897,445   16,116,961,408
     Shares repurchased....................... (18,824,533,330) (16,046,156,107)
     Dividends reinvested.....................     212,500,770      197,584,973
                                               ---------------  ---------------
     Net increase.............................     899,864,885      268,390,274
                                               ===============  ===============

PaineWebber Retirement Money Fund
Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                       For the Years Ended June 30,
                          --------------------------------------------------------------
                             1999         1998         1997         1996         1995
                          ----------   ----------   ----------   ----------   ----------
Net asset value,
 beginning of year......  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                          ----------   ----------   ----------   ----------   ----------
Net investment income...       0.046        0.049        0.048        0.050        0.047
Dividends from net
 investment income......      (0.046)      (0.049)      (0.048)      (0.050)      (0.047)
                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of
 year...................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                          ==========   ==========   ==========   ==========   ==========
Total investment return
 (1)....................        4.66 %       5.03 %       4.89 %       5.13 %       4.83 %
                          ==========   ==========   ==========   ==========   ==========
Ratios/Supplemental
 Data:
Net assets, end of year
 (000's)................  $5,090,938   $4,191,018   $3,922,753   $3,500,508   $2,966,199
Expenses to average net
 assets.................        0.71 %       0.78 %       0.75 %       0.70 %       0.78 %
Net investment income to
 average net assets.....        4.55 %       4.91 %       4.79 %       5.01 %       4.75 %

--------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.

PaineWebber Retirement Money Fund
Report of Ernst & Young LLP,
Independent Auditors

Board of Directors and Shareholders
PaineWebber RMA Money Fund, Inc.

 We have audited the accompanying statement of net assets of PaineWebber Re-tirement Money Fund (one of the portfolios of PaineWebber RMA Money Fund, Inc.) as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian. An au-dit also includes assessing the accounting principles used and significant es-timates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Retirement Money Fund at June 30, 1999, the results of its opera-tions for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
August 19, 1999

PaineWebber Retirement Money Fund
Tax Information (unaudited)

 We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (June 30, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the dis-tributions paid during the fiscal year were derived from net investment income. This entire amount is taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

 Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information re-porting.

 Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax ad-visers with respect to the tax consequences of their investment in the Fund.

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brain M. Storms


PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Dennis L. McCauley
Vice President

Susan P. Ryan
Vice President


INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


SUB-ADVISER AND SUB-ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

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